CNA Financial Corporation
Supplemental Financial Information

September 30, 2023

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Statements of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2023	2022 (1)	Change		2023	2022 (1)	Change
Revenues:
Net earned premiums	$2,406	$2,221	8%		$7,001	$6,435	9%
Net investment income	553	422	31		1,653	1,302	27
Net investment (losses) gains	(38)	(96)			(105)	(166)
Non-insurance warranty revenue	407	399			1,221	1,173
Other revenues	8	11			22	24
Total revenues	3,336	2,957	13		9,792	8,768	12
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits (re-measurement gain (loss) of $(41), $(211), $(75) and $(205))	1,826	1,880			5,258	4,959
Amortization of deferred acquisition costs	426	383			1,208	1,101
Non-insurance warranty expense	386	371			1,154	1,092
Other operating expenses	338	346			1,021	1,001
Interest	34	28			93	84
Total claims, benefits and expenses	3,010	3,008	—		8,734	8,237	(6)
Income (loss) before income tax	326	(51)			1,058	531
Income tax (expense) benefit	(68)	9			(220)	(88)
Net income (loss)	$258	$(42)	N/M	%	$838	$443	89%
(1) As of January 1, 2023, the Company adopted Accounting Standards Update (ASU) 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI), using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended September 30	Three Months		Nine Months
(In millions, except per share data)	2023	2022 (1)	2023	2022 (1)
Components of Income (Loss)
Core income (loss)	$289	$43	$922	$571
Net investment gains (losses)	(31)	(85)	(84)	(128)
Net income (loss)	$258	$(42)	$838	$443

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.06	$0.16	$3.39	$2.10
Net investment gains (losses)	(0.11)	(0.31)	(0.31)	(0.47)
Diluted earnings (loss) per share	$0.95	$(0.15)	$3.08	$1.63

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.2	271.4	271.2	271.7
Diluted	272.3	272.3	272.2	272.6

Return on Equity
Net income (loss) (2)	11.9%	(2.0)%	13.1%	6.2%
Core income (loss) (3)	9.4	1.4	10.1	6.2
(1) As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.
(2) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(3) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	September 30, 2023	December 31, 2022 (1)
Total investments	$43,647	$43,177
Reinsurance receivables, net of allowance for uncollectible receivables	5,447	5,416
Total assets	61,952	61,000
Insurance reserves:
Claim and claim adjustment expenses (2)	22,836	22,120
Unearned premiums	6,789	6,374
Future policy benefits (2)	12,654	13,480
Debt	3,273	2,781
Total liabilities	53,389	52,452
Accumulated other comprehensive income (loss) (3)	(3,741)	(3,598)
Total stockholders' equity	8,563	8,548

Book value per common share	$31.61	$31.55
Book value per common share excluding AOCI	$45.43	$44.83

Outstanding shares of common stock (in millions of shares)	270.9	270.9

Statutory capital and surplus - Combined Continental Casualty Companies (4)	$10,640	$10,572

Three Months Ended September 30	2023	2022
Net cash flows provided (used) by operating activities	$828	$737
Net cash flows provided (used) by investing activities	(679)	(641)
Net cash flows provided (used) by financing activities	(18)	(138)
Net cash flows provided (used) by operating, investing and financing activities	$131	$(42)

Nine Months Ended September 30	2023	2022
Net cash flows provided (used) by operating activities	$1,765	$1,990
Net cash flows provided (used) by investing activities	(1,537)	(1,072)
Net cash flows provided (used) by financing activities	(218)	(924)
Net cash flows provided (used) by operating, investing and financing activities	$10	$(6)
(1) As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.
(2) In conjunction with the adoption of LDTI, at January 1, 2023, $3.0 billion of the long term care reserves for policyholders currently receiving benefits within the Life & Group segment were classified from Claim and claim adjustment expense to Future policy benefits. This change was applied retrospectively as of January 1, 2021.
(3) As of September 30, 2023 and December 31, 2022, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $637 million and $(41) million.
(4) Statutory capital and surplus as of September 30, 2023 is preliminary.

Property & Casualty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2023	2022	Change		2023	2022	Change
Gross written premiums	$3,424	$3,365	2%		$10,953	$10,497	4%
Gross written premiums ex. 3rd party captives	2,595	2,430	7		8,305	7,560	10
Net written premiums	2,178	2,060	6		6,938	6,379	9

Net earned premiums	2,295	2,103	9		6,662	6,080	10
Net investment income	318	230	38		951	692	37
Non-insurance warranty revenue	407	399			1,221	1,173
Other revenues	8	12			22	25
Total operating revenues	3,028	2,744	10		8,856	7,970	11
Insurance claims and policyholders' benefits	1,473	1,368			4,228	3,783
Amortization of deferred acquisition costs	426	383			1,208	1,101
Non-insurance warranty expense	386	371			1,154	1,092
Other insurance related expenses	265	268			827	771
Other expenses	30	29			68	86
Total claims, benefits and expenses	2,580	2,419	(7)		7,485	6,833	(10)
Core income (loss) before income tax	448	325			1,371	1,137
Income tax (expense) benefit on core income (loss)	(97)	(65)			(300)	(239)
Core income (loss)	$351	$260	35%		$1,071	$898	19%

Other Performance Metrics
Underwriting gain (loss)	$131	$84	56%		$399	$425	(6)%

Loss & LAE ratio	63.9%	64.6%	0.7	pts	63.1%	61.9%	(1.2)	pts
Expense ratio	30.1	30.8	0.7		30.6	30.8	0.2
Dividend ratio	0.3	0.4	0.1		0.3	0.3	—
Combined ratio	94.3%	95.8%	1.5	pts	94.0%	93.0%	(1.0)	pts
Combined ratio excluding catastrophes and development	90.4%	91.1%	0.7	pts	90.8%	91.1%	0.3	pts

Net accident year catastrophe losses incurred	$94	$114			$214	$171
Effect on loss & LAE ratio	4.1%	5.5%	1.4	pts	3.2%	2.8%	(0.4)	pts

Net prior year development and other: (favorable) / unfavorable	$(5)	$(15)			$4	$(56)
Effect on loss & LAE ratio	(0.2)%	(0.8)%	(0.6)	pts	—%	(0.9)%	(0.9)	pts

Rate	5%	5%	—	pts	5%	6%	(1)	pts
Renewal premium change	6%	8%	(2)	pts	7%	8%	(1)	pts
Retention	84%	86%	(2)	pts	85%	85%	—	pts
New business	$475	$455	4%		$1,533	$1,406	9%

Specialty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2023	2022	Change		2023	2022	Change
Gross written premiums	$1,775	$1,890	(6)%		$5,324	$5,640	(6)%
Gross written premiums ex. 3rd party captives	949	958	(1)		2,796	2,816	(1)
Net written premiums	825	840	(2)		2,438	2,443	—

Net earned premiums	829	810	2		2,438	2,376	3
Net investment income	136	102	33		407	305	33
Non-insurance warranty revenue	407	399			1,221	1,173
Other revenues	—	(1)			—	—
Total operating revenues	1,372	1,310	5		4,066	3,854	6
Insurance claims and policyholders' benefits	482	461			1,424	1,365
Amortization of deferred acquisition costs	175	169			508	488
Non-insurance warranty expense	386	371			1,154	1,092
Other insurance related expenses	89	88			269	250
Other expenses	13	15			39	40
Total claims, benefits and expenses	1,145	1,104	(4)		3,394	3,235	(5)
Core income (loss) before income tax	227	206			672	619
Income tax (expense) benefit on core income (loss)	(49)	(45)			(146)	(134)
Core income (loss)	$178	$161	11%		$526	$485	8%

Other Performance Metrics
Underwriting gain (loss)	$83	$92	(10)%		$237	$273	(13)%

Loss & LAE ratio	58.0%	56.7%	(1.3)	pts	58.2%	57.3%	(0.9)	pts
Expense ratio	31.8	31.7	(0.1)		31.9	31.0	(0.9)
Dividend ratio	0.3	0.3	—		0.2	0.2	—
Combined ratio	90.1%	88.7%	(1.4)	pts	90.3%	88.5%	(1.8)	pts
Combined ratio excluding catastrophes and development	90.7%	90.4%	(0.3)	pts	90.6%	89.8%	(0.8)	pts

Net accident year catastrophe losses incurred	$—	$1			$—	$2
Effect on loss & LAE ratio	—%	0.2%	0.2	pts	—%	0.1%	0.1	pts

Net prior year development and other: (favorable) / unfavorable	$(5)	$(15)			$(7)	$(35)
Effect on loss & LAE ratio	(0.6)%	(1.9)%	(1.3)	pts	(0.3)%	(1.4)%	(1.1)	pts

Rate	1%	5%	(4)	pts	1%	7%	(6)	pts
Renewal premium change	2%	6%	(4)	pts	2%	8%	(6)	pts
Retention	87%	88%	(1)	pts	88%	86%	2	pts
New business	$121	$130	(7)%		$349	$407	(14)%

Commercial - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2023	2022	Change		2023	2022	Change
Gross written premiums	$1,343	$1,187	13%		$4,504	$3,824	18%
Gross written premiums ex. 3rd party captives	1,340	1,184	13		4,384	3,711	18
Net written premiums	1,071	962	11		3,588	3,097	16

Net earned premiums	1,170	1,023	14		3,336	2,901	15
Net investment income	156	112	39		470	343	37
Other revenues	9	13			22	25
Total operating revenues	1,335	1,148	16		3,828	3,269	17
Insurance claims and policyholders' benefits	813	738			2,252	1,931
Amortization of deferred acquisition costs	188	163			532	467
Other insurance related expenses	156	145			456	409
Other expenses	11	3			27	21
Total claims, benefits and expenses	1,168	1,049	(11)		3,267	2,828	(16)
Core income (loss) before income tax	167	99			561	441
Income tax (expense) benefit on core income (loss)	(34)	(19)			(118)	(91)
Core income (loss)	$133	$80	66%		$443	$350	27%

Other Performance Metrics
Underwriting gain (loss)	$13	$(23)	157%		$96	$94	2%

Loss & LAE ratio	68.9%	71.5%	2.6	pts	67.0%	66.0%	(1.0)	pts
Expense ratio	29.5	29.9	0.4		29.6	30.1	0.5
Dividend ratio	0.5	0.5	—		0.5	0.5	—
Combined ratio	98.9%	101.9%	3.0	pts	97.1%	96.6%	(0.5)	pts
Combined ratio excluding catastrophes and development	91.5%	91.9%	0.4	pts	91.6%	92.1%	0.5	pts

Net accident year catastrophe losses incurred	$87	$103			$190	$148
Effect on loss & LAE ratio	7.4%	10.0%	2.6	pts	5.7%	5.0%	(0.7)	pts

Net prior year development and other: (favorable) / unfavorable	$—	$—			$(4)	$(16)
Effect on loss & LAE ratio	—%	—%	—	pts	(0.2)%	(0.5)%	(0.3)	pts

Rate	8%	4%	4	pts	8%	5%	3	pts
Renewal premium change	9%	7%	2	pts	10%	8%	2	pts
Retention	83%	86%	(3)	pts	85%	86%	(1)	pts
New business	$292	$246	19%		$945	$754	25%

International - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2023	2022	Change		2023	2022	Change
Gross written premiums	$306	$288	6%		$1,125	$1,033	9%
Net written premiums	282	258	9		912	839	9
Net earned premiums	296	270	10		888	803	11
Net investment income	26	16	63		74	44	68
Other revenues	(1)	—			—	—
Total operating revenues	321	286	12		962	847	14
Insurance claims and policyholders' benefits	178	169			552	487
Amortization of deferred acquisition costs	63	51			168	146
Other insurance related expenses	20	35			102	112
Other expenses	6	11			2	25
Total claims, benefits and expenses	267	266	—		824	770	(7)
Core income (loss) before income tax	54	20			138	77
Income tax (expense) benefit on core income (loss)	(14)	(1)			(36)	(14)
Core income (loss)	$40	$19	111%		$102	$63	62%

Other Performance Metrics
Underwriting gain (loss)	$35	$15	133%		$66	$58	14%

Loss & LAE ratio	60.2%	62.7%	2.5	pts	62.2%	60.7%	(1.5)	pts
Expense ratio	28.1	31.7	3.6		30.3	32.1	1.8
Dividend ratio	—	—	—		—	—	—
Combined ratio	88.3%	94.4%	6.1	pts	92.5%	92.8%	0.3	pts
Combined ratio excluding catastrophes and development	86.0%	90.3%	4.3	pts	88.1%	90.7%	2.6	pts

Net accident year catastrophe losses incurred	$7	$10			$24	$21
Effect on loss & LAE ratio	2.3%	4.1%	1.8	pts	2.7%	2.7%	—	pts

Net prior year development and other: (favorable) / unfavorable	$—	$—			$15	$(5)
Effect on loss & LAE ratio	—%	—%	—	pts	1.7%	(0.6)%	(2.3)	pts

Rate	2%	6%	(4)	pts	4%	7%	(3)	pts
Renewal premium change	7%	15%	(8)	pts	7%	11%	(4)	pts
Retention	84%	83%	1	pts	83%	79%	4	pts
New business	$62	$79	(22)%		$239	$245	(2)%

Life & Group - Results of Operations

Periods ended September 30	Three Months		Nine Months
(In millions)	2023	2022 (1)	2023	2022 (1)
Net earned premiums	$112	$118	$340	$356
Net investment income	216	187	659	600
Other revenues	—	—	—	—
Total operating revenues	328	305	999	956
Insurance claims and policyholders' benefits	343	525	998	1,140
Other insurance related expenses	29	29	89	89
Other expenses	(1)	2	—	7
Total claims, benefits and expenses	371	556	1,087	1,236
Core income (loss) before income tax	(43)	(251)	(88)	(280)
Income tax (expense) benefit on core income (loss)	14	59	36	84
Core income (loss)	$(29)	$(192)	$(52)	$(196)
(1) As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.

Corporate & Other - Results of Operations

Periods ended September 30	Three Months		Nine Months
(In millions)	2023	2022	2023	2022
Net earned premiums	$(1)	$—	$(1)	$(1)
Net investment income	19	5	43	10
Other revenues	—	(1)	—	(1)
Total operating revenues	18	4	42	8
Insurance claims and policyholders' benefits	10	(13)	32	36
Other insurance related expenses	—	—	1	3
Other expenses	49	46	129	129
Total claims, benefits and expenses	59	33	162	168
Core income (loss) before income tax	(41)	(29)	(120)	(160)
Income tax (expense) benefit on core income (loss)	8	4	23	29
Core income (loss)	$(33)	$(25)	$(97)	$(131)

Investment Summary - Consolidated

	September 30, 2023		June 30, 2023		December 31, 2022
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$22,513	$(2,241)	$22,611	$(1,570)	$21,429	$(1,708)
States, municipalities and political subdivisions:
Tax-exempt	3,542	(295)	4,225	1	4,633	(45)
Taxable	3,492	(674)	3,585	(453)	3,684	(556)
Total states, municipalities and political subdivisions	7,034	(969)	7,810	(452)	8,317	(601)
Asset-backed:
RMBS	2,830	(595)	2,693	(440)	2,631	(442)
CMBS	1,554	(272)	1,583	(253)	1,635	(251)
Other ABS	3,118	(359)	3,248	(321)	2,927	(359)
Total asset-backed	7,502	(1,226)	7,524	(1,014)	7,193	(1,052)
U.S. Treasury and obligations of government-sponsored enterprises	149	(1)	127	(3)	110	(1)
Foreign government	658	(55)	651	(49)	575	(42)
Redeemable preferred stock	—	—	5	—	3	—
Total fixed maturity securities	37,856	(4,492)	38,728	(3,088)	37,627	(3,404)
Equities:
Common stock	213	—	205	—	185	—
Non-redeemable preferred stock	479	—	478	—	489	—
Total equities	692	—	683	—	674	—
Limited partnership investments:
Hedge funds	322	—	331	—	456	—
Private equity funds	1,752	—	1,689	—	1,470	—
Total limited partnership investments	2,074	—	2,020	—	1,926	—
Other invested assets	69	—	71	—	78	—
Mortgage loans	995	—	1,009	—	1,040	—
Short term investments	1,961	1	1,924	(1)	1,832	1
Total investments	$43,647	$(4,491)	$44,435	$(3,089)	$43,177	$(3,403)

Net receivable/(payable) on investment activity	$(100)		$41		$8

Effective duration (in years)	6.3		6.5		6.6
Weighted average rating(1)	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investment Summary - Property & Casualty and Corporate & Other

	September 30, 2023		June 30, 2023		December 31, 2022
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,814	$(1,386)	$13,715	$(1,248)	$13,165	$(1,260)
States, municipalities and political subdivisions:
Tax-exempt	1,069	(281)	1,190	(190)	1,197	(211)
Taxable	1,938	(541)	1,954	(431)	1,986	(486)
Total states, municipalities and political subdivisions	3,007	(822)	3,144	(621)	3,183	(697)
Asset-backed:
RMBS	2,828	(595)	2,691	(440)	2,617	(442)
CMBS	1,525	(269)	1,554	(250)	1,606	(248)
Other ABS	2,566	(233)	2,648	(245)	2,374	(276)
Total asset-backed	6,919	(1,097)	6,893	(935)	6,597	(966)
U.S. Treasury and obligations of government-sponsored enterprises	148	(1)	126	(3)	109	(1)
Foreign government	632	(44)	623	(41)	546	(34)
Redeemable preferred stock	—	—	5	—	3	—
Total fixed maturity securities	24,520	(3,350)	24,506	(2,848)	23,603	(2,958)
Equities:
Common stock	213	—	205	—	185	—
Non-redeemable preferred stock	78	—	62	—	73	—
Total equities	291	—	267	—	258	—
Limited partnership investments:
Hedge funds	178	—	183	—	252	—
Private equity funds	970	—	935	—	814	—
Total limited partnership investments	1,148	—	1,118	—	1,066	—
Other invested assets	69	—	71	—	78	—
Mortgage loans	795	—	808	—	830	—
Short term investments	1,942	1	1,875	(1)	1,772	1
Total investments	$28,765	$(3,349)	$28,645	$(2,849)	$27,607	$(2,957)

Net receivable/(payable) on investment activity	$(81)		$37		$(3)

Effective duration (in years)	4.6		4.6		4.7
Weighted average rating(1)	A		A		A
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investment Summary - Life & Group

	September 30, 2023		June 30, 2023		December 31, 2022
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$8,699	$(855)	$8,896	$(322)	$8,264	$(448)
States, municipalities and political subdivisions:
Tax-exempt	2,473	(14)	3,035	191	3,436	166
Taxable	1,554	(133)	1,631	(22)	1,698	(70)
Total states, municipalities and political subdivisions	4,027	(147)	4,666	169	5,134	96
Asset-backed:
RMBS	2	—	2	—	14	—
CMBS	29	(3)	29	(3)	29	(3)
Other ABS	552	(126)	600	(76)	553	(83)
Total asset-backed	583	(129)	631	(79)	596	(86)
U.S. Treasury and obligations of government-sponsored enterprises	1	—	1	—	1	—
Foreign government	26	(11)	28	(8)	29	(8)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	13,336	(1,142)	14,222	(240)	14,024	(446)
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	401	—	416	—	416	—
Total equities	401	—	416	—	416	—
Limited partnership investments:
Hedge funds	144	—	148	—	204	—
Private equity funds	782	—	754	—	656	—
Total limited partnership investments	926	—	902	—	860	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	200	—	201	—	210	—
Short term investments	19	—	49	—	60	—
Total investments	$14,882	$(1,142)	$15,790	$(240)	$15,570	$(446)

Net receivable/(payable) on investment activity	$(19)		$4		$11

Effective duration (in years)	9.8		9.9		9.9
Weighted average rating(1)	A-		A-		A
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investments - Fixed Maturity Securities by Credit Rating

September 30, 2023	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$31	$(1)	$544	$(62)	$6,467	$(525)	$13,930	$(1,506)	$1,541	$(147)	$22,513	$(2,241)
States, municipalities and political subdivisions	—	—	1,082	(117)	4,224	(677)	1,453	(99)	269	(76)	6	—	7,034	(969)
Asset-backed:
RMBS	2,523	(463)	286	(135)	4	—	7	—	—	—	10	3	2,830	(595)
CMBS	—	—	504	(39)	578	(120)	198	(37)	222	(52)	52	(24)	1,554	(272)
Other ABS	—	—	372	(40)	204	(64)	1,170	(94)	1,181	(139)	191	(22)	3,118	(359)
Total asset-backed	2,523	(463)	1,162	(214)	786	(184)	1,375	(131)	1,403	(191)	253	(43)	7,502	(1,226)
U.S. Treasury and obligations of government-sponsored enterprises	149	(1)	—	—	—	—	—	—	—	—	—	—	149	(1)
Foreign government	—	—	189	(8)	362	(27)	77	(17)	30	(3)	—	—	658	(55)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed maturity securities	$2,672	$(464)	$2,464	$(340)	$5,916	$(950)	$9,372	$(772)	$15,632	$(1,776)	$1,800	$(190)	$37,856	$(4,492)

Percentage of total fixed maturity securities	7%		6%		16%		25%		41%		5%		100%

Investments - Commercial Real Estate Exposure
Fixed Income and Direct Mortgage Loans

	September 30, 2023			September 30, 2023
(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)	(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)
Commercial mortgage-backed:			Corporate and other bonds - REITs:
Single asset, single borrower:			Retail	$462	$(53)
Office	$293	$(83)	Office	237	(32)
Retail	269	(37)	Industrial	83	(8)
Lodging	216	(23)	Other (1)	412	(41)
Industrial	91	(6)	Total corporate and other bonds - REITs (2)	$1,194	$(134)
Multifamily	58	(4)
Total single asset, single borrower	927	(153)
Conduits (multi property, multi borrower pools)	627	(119)
Total commercial mortgage-backed	$1,554	$(272)

	September 30, 2023			September 30, 2023
(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)	(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)
Commercial mortgage-backed:			Corporate and other bonds - REITs:
AAA	$504	$(39)	AA	$10	$(1)
AA	578	(120)	A	244	(18)
A	198	(37)	BBB	918	(112)
BBB	222	(52)	Non-investment grade	22	(3)
Non-investment grade	52	(24)	Total corporate and other bonds - REITs (2)	$1,194	$(134)
Total commercial mortgage-backed	$1,554	$(272)

	September 30, 2023
(In millions)	Carrying Value	Percentage of Total
Mortgage loans:
Retail	$470	45%
Office	246	24%
Industrial	133	13%
Other	181	18%
Total mortgage loans	1,030	100%	(1) Other includes a diversified mix of property type strategies including self-storage, healthcare and apartments.
Less: Allowance for expected credit losses	(35)
Total mortgage loans - net of allowance	$995		(2) REITs - Real estate investment trusts

Components of Net Investment Income

Periods ended September 30	Consolidated
	Three Months		Nine Months
(In millions)	2023	2022	2023	2022
Taxable fixed income securities	$457	$410	$1,331	$1,163
Tax-exempt fixed income securities	43	55	138	194
Total fixed income securities	500	465	1,469	1,357
Common stock	—	(9)	16	(40)
Limited partnerships - hedge funds	(2)	1	19	(44)
Limited partnerships - private equity funds	30	(36)	89	33
Total limited partnership and common stock investments	28	(44)	124	(51)
Other, net of investment expense	25	1	60	(4)
Net investment income	$553	$422	$1,653	$1,302

Effective income yield for fixed income securities portfolio	4.7%	4.4%	4.6%	4.3%
Limited partnership and common stock return	1.3	(2.1)	5.8	(2.4)

	Property & Casualty and Corporate & Other
Periods ended September 30
	Three Months		Nine Months
(In millions)	2023	2022	2023	2022
Taxable fixed income securities	$283	$247	$816	$709
Tax-exempt fixed income securities	10	11	32	34
Total fixed income securities	293	258	848	743
Common stock	—	(9)	16	(40)
Limited partnerships - hedge funds	—	1	11	(24)
Limited partnerships - private equity funds	16	(20)	49	18
Total limited partnership and common stock investments	16	(28)	76	(46)
Other, net of investment expense	28	5	70	5
Net investment income	$337	$235	$994	$702

Effective income yield for fixed income securities portfolio	4.2%	3.8%	4.1%	3.7%

Periods ended September 30	Life & Group
	Three Months		Nine Months
(In millions)	2023	2022	2023	2022
Taxable fixed income securities	$174	$163	$515	$454
Tax-exempt fixed income securities	33	44	106	160
Total fixed income securities	207	207	621	614
Common stock	—	—	—	—
Limited partnerships - hedge funds	(2)	—	8	(20)
Limited partnerships - private equity funds	14	(16)	40	15
Total limited partnership and common stock investments	12	(16)	48	(5)
Other, net of investment expense	(3)	(4)	(10)	(9)
Net investment income	$216	$187	$659	$600

Effective income yield for fixed income securities portfolio	5.6%	5.5%	5.6%	5.4%

Net Investment Gains (Losses)

Periods ended September 30	Consolidated
	Three Months		Nine Months
(In millions)	2023	2022	2023	2022
Fixed maturity securities: (1)
Corporate and other bonds	$(11)	$(41)	$(46)	$(68)
States, municipalities and political subdivisions	(4)	6	3	28
Asset-backed	(22)	(17)	(43)	(29)
Total fixed maturity securities	(37)	(52)	(86)	(69)
Non-redeemable preferred stock	2	(2)	(9)	(111)
Derivatives, short term and other	2	(34)	1	22
Mortgage loans	(5)	(8)	(11)	(8)
Net investment gains (losses)	(38)	(96)	(105)	(166)
Income tax benefit (expense) on net investment gains (losses)	7	11	21	38
Net investment gains (losses), after tax	$(31)	$(85)	$(84)	$(128)

(1) Excludes the loss in the third quarter of 2022 on the assets supporting the funds withheld liability, which was reflected in the Derivatives, short term and other line

Derivatives, short term and other for the three months ended September 30, 2022 included a $35 million non-economic net loss related to the novation of a coinsurance agreement on the Company's legacy annuity business in the Life & Group segment and the associated funds withheld embedded derivative. The coinsurance agreement was novated in the fourth quarter of 2022.

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended September 30, 2023 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group (1)	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$7,183	$9,674	$2,583	$19,440	$688	$2,674	$22,802
Ceded	1,465	1,026	405	2,896	100	2,316	5,312
Net	5,718	8,648	2,178	16,544	588	358	17,490

Net incurred claim & claim adjustment expenses	480	807	177	1,464	3	25	1,492
Net claim & claim adjustment expense payments	(427)	(644)	(138)	(1,209)	(13)	(18)	(1,240)
Foreign currency translation adjustment and other	(1)	—	(59)	(60)	(26)	(1)	(87)

Claim & claim adjustment expense reserves, end of period
Net	5,770	8,811	2,158	16,739	552	364	17,655
Ceded	1,320	1,091	414	2,825	97	2,259	5,181
Gross	$7,090	$9,902	$2,572	$19,564	$649	$2,623	$22,836

Nine months ended September 30, 2023 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group (1)	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,878	$9,395	$2,403	$18,676	$695	$2,749	$22,120
Ceded	1,315	965	400	2,680	101	2,410	5,191
Net	5,563	8,430	2,003	15,996	594	339	16,929

Net incurred claim & claim adjustment expenses	1,419	2,236	551	4,206	21	70	4,297
Net claim & claim adjustment expense payments	(1,212)	(1,856)	(392)	(3,460)	(37)	(44)	(3,541)
Foreign currency translation adjustment and other	—	1	(4)	(3)	(26)	(1)	(30)

Claim & claim adjustment expense reserves, end of period
Net	5,770	8,811	2,158	16,739	552	364	17,655
Ceded	1,320	1,091	414	2,825	97	2,259	5,181
Gross	$7,090	$9,902	$2,572	$19,564	$649	$2,623	$22,836
(1) In conjunction with the adoption of LDTI, at January 1, 2023, the Company reclassified $3.0 billion of the long term care reserves for policyholders currently receiving benefits from Claim and claim adjustment expense to Future policy benefits. This change was applied retrospectively as of January 1, 2021.

Life & Group Reserves Rollforward

Three months ended September 30, 2023 (In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Beginning of period	$588	$13,666	$14,254

Incurred claims and policyholders' benefits (1)	3	339	342
Benefit and expense payments	(13)	(316)	(329)
Change in discount rate assumptions and other (AOCI)	(26)	(1,035)	(1,061)

End of Period	$552	$12,654	$13,206

Nine months ended September 30, 2023 (In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Beginning of period (2)	$594	$13,479	$14,073

Incurred claims and policyholders' benefits (1)	21	977	998
Benefit and expense payments	(37)	(945)	(982)
Change in discount rate assumptions and other (AOCI)	(26)	(857)	(883)

End of Period	$552	$12,654	$13,206
(1) Incurred claims and policyholders' benefits above does not agree to Net incurred claims and benefits as reflected in Note J to the Condensed Consolidated Financial Statements included under Part I, Item 1 of the Quarterly Report on Form 10-Q due to the timing of benefit and expense cash flows in determining Future Policy Benefit reserves, along with the allowable expenses in the reserve under LDTI guidance.
(2) In conjunction with the adoption of LDTI, at January 1, 2023, the Company reclassified $3.0 billion of the long term care reserves for policyholders currently receiving benefits from Claim and claim adjustment expense to Future policy benefits. This change was applied retrospectively as of January 1, 2021.

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment includes the individual and group run-off long term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants.
•Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves.
•Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2022 Form 10-K for further discussion regarding how the Company manages its business.
•This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.
•For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.
•In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers.
•Management uses underwriting gain (loss), calculated using GAAP financial results, to monitor insurance operations of our Specialty, Commercial and International segments. Underwriting gain (loss) is pretax and calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.
•Pretax net prior year development and other represents net prior year loss reserve and premium development, and includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Accounting Standards Update: In August 2018, the FASB issued ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. The updated accounting guidance requires changes to the measurement and disclosure of long-duration contracts. For the Company, this includes the run-off long term care business in the Life & Group segment. The Company adopted the new guidance effective January 1, 2023, using the modified retrospective method applied as of the transition date of January 1, 2021. All prior period amounts have been adjusted to reflect application of the new guidance. While the requirements of the new guidance represent a material change from legacy accounting, the new guidance does not impact capital and surplus under statutory accounting practices, cash flows or the underlying economics of the business. Additional information regarding the Company’s adoption of ASU 2018-12 and the impact to historical financial results is contained in the Company's Q1 2023 Financial Supplement, furnished on Form 8-K, on May 1, 2023 with the Securities and Exchange Commission.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful